Exhibit 10.44

EIGHTH AMENDMENT TO THIRD AMENDED AND
RESTATED SENIOR LOAN AND SECURITY AGREEMENT

           This Eighth Amendment to Third Amended and Restated Senior Loan and Security Agreement ("Eighth Amendment") entered into as of __ July, 2003 by and among Interpool, Inc. ("Interpool"), Interpool Limited ("Limited"), Interpool Finance Corp. ("Finance") and Trac Lease, Inc. ("TracLease"), each with an address at 211 College Road East, Princeton, New Jersey 08540 (each a "Borrower" and collectively "Borrowers"), PNC Bank, National Association, a national banking corporation, in its capacity as agent, syndication agent and as lender ("PNC", "Agent" or "Syndication Agent"), and Fleet National Bank (successor by merger to Bank Boston, N.A.), a national banking corporation, in its capacity as documentation agent and as lender ("Fleet" of "Documentation Agent"), along with each of the other lenders listed on the signature pages hereof, in their capacity as lenders (each individually, including PNC and Fleet in their capacity as lenders, is a "Lender" and collectively, they are referred to as "Lenders").

BACKGROUND

           A.     On or about December 19, 1997, Borrowers, certain Lenders and certain other banking institutions entered into the Third Amended and Restated Senior Loan and Security Agreement (as has been and may be further amended, supplemented or replaced from time to time, the "Loan Agreement") pursuant to which such banking institutions agreed to make certain advances to Borrowers under amended and restated terms and conditions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

           B.     On November 12, 1998, Lenders and Borrowers entered into the First Amendment to Third Amended and Restated Senior Loan and Security Agreement whereby, inter alia, certain banking institutions exited the Credit Facility, other banking institutions became Lenders, the Maximum Credit Limit was increased to $215,000,000 and the Current Term of the Credit Facility was extended to May 31, 2000.

           C.     On May 26, 2000, the parties hereby entered into the Second Amendment to the Third Amended and Restated Senior Loan and Security Agreement whereby the Current Term of the Credit Facility was further extended from May 31, 2000 to July 31, 2000 and certain other performance pricing changes were made.

           D.     On July 20, 2000, the parties hereby entered into the Third Amendment to the Third Amended and Restated Senior Loan and Security Agreement whereby the Current Term of the Credit Facility was further extended to July 31, 2005, PNC was made the Syndication Agent, Fleet was made the Documentation Agent and certain other amendments to the Loan Agreement were made.

           E.     On October 6, 2000, the parties entered into the Fourth Amendment to the Third Amended and Restated Senior Loan and Security Agreement whereby the parties entered into certain Interest Hedging Instruments and made certain other amendments to the Loan Agreement.

           F.     On August 23, 2002, the parties entered into the Fifth Amendment to the Third Amended and Restated Senior Loan and Security Agreement whereby the Lenders made a one time amendment to address the Borrowers' delayed filing with the Securities and Exchange Commission due to the consolidation of Container Applications International, Inc. with Interpool's Financial Statements.

           G.     On March 31, 2003, the parties entered into the Sixth Amendment to the Third Amended and Restated Senior Loan and Security Agreement whereby the Lenders made a one time amendment to address the Borrowers' delayed filing of its annual report on Form 10-K for the year ended December 31, 2002 with the Securities and Exchange Commission due to its restatement of certain Financial Statements (the "Restatement") and made certain other amendments to the Loan Agreement.

           H.     On May 30, 2003, the parties entered into the Seventh Amendment to the Third Amendment and Restated a Senior Loan and Security Agreement whereby Lenders made a one time amendment to extend the period of time for delivery of certain quarterly Financial Statements and certain reports to Agent and Lenders until July 31, 2003 and made certain other amendments to the Loan Agreement.

           I.     Borrowers have informed Agent and Lenders that Borrowers will not deliver their Financial Statements and certain reports by July 31, 2003. Borrowers have requested an extension of time to comply with filing and/ or delivering certain reports and Financial Statements for the fiscal year ended December 31, 2002, and the fiscal quarters ended March 31, 2003 and June 30, 2003, and Agent and Lenders desire to make certain other amendments to the Loan Agreement.

           J.     NOW, THEREFORE, with the foregoing background incorporated by reference, the parties hereto, intending to be legally bound hereby, agree as follows:

           1.     Amendments to Loan Agreement.

                a.     The definition of "Borrowing Base" in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

Borrowing Base - As it pertains to each Borrower severally, on any date of determination, an amount equal to (i) 85% of the Net Book Value of Eligible Leased Property of such Borrower plus (ii) the Unamortized Portion of the Direct Finance Leases of such Borrower.

                b.     Section 6.2(f) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(f) Compliance with Laws - Each Borrower shall be in compliance with any and all laws, ordinances, governmental rules and regulations, and court or administrative orders or decrees to which it is subject, whether federal, state or local, (including without limitations environmental or environmental-related laws, statutes, ordinances, rules, regulations and notices) which violation may materially adversely affect the business; provided, however, that notwithstanding the foregoing, Interpool shall be permitted to file its form 10-K for the period ended December 31, 2002 and its form 10-Q for the periods ended March 31, 2003 and June 30, 2003 with the Securities and Exchange Commission no later than October 31, 2003. Each Borrower shall also obtain and maintain any and all licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Property or to the conduct of its business, which failure to obtain may materially adversely affect the business, Property, financial conditions or prospects of such Borrower.

                c.     Section 6.11(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(i) within one hundred (100) days after the end of each fiscal year of Interpool and its Consolidated Subsidiaries, deliver to Agent and each Lender, Financial Statements for such year including the balance sheet as of the end of such fiscal year and a statement of cash flows and income statement for such fiscal year, audited and unqualifiedly certified by an independent public accounting firm of recognized standing, selected by Borrowers (and reasonably acceptable to Agent) to have been prepared in accordance with GAAP, and such independent public accountants shall also provide an unqualified opinion that the Financial Statements present fairly the Borrowers financial condition. Such independent accountants shall also provide a statement certifying that nothing has come to their attention to cause them to believe that calculations contained in the Officers Certificates referenced in Section 6.12 below are inaccurate. Notwithstanding anything to the contrary contained herein, Interpool and its Consolidated Subsidiaries, shall be permitted to deliver to Agent and each Lender, the Financial Statements contained in Interpool's Form 10-K for the fiscal year ended December 31, 2002 no later than October 31, 2003.

                d.     Section 6.11(a)(ii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(ii) within sixty (60) days of the end of each fiscal quarter, deliver to Agent, for Interpool and its Consolidated Subsidiaries accounts receivable aging report, fleet utilization report and Lessee concentration report, certified by an Authorized Officer of Interpool as true and correct, all in form and substance reasonably satisfactory to Agent. Notwithstanding anything to the contrary contained herein, Interpool and Consolidated Subsidiaries shall be permitted to deliver their accounts receivable aging reports for the fiscal quarters ended December 31, 2002, March 31, 2003 and June 31, 2003 no later than October 31, 2003.

                e.     Section 6.11(a)(iii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                (iii)     within sixty (60) days after the end of each of the first three fiscal quarters, deliver to Agent and each Lender, Interpool and its Consolidated Subsidiaries' internally prepared quarterly Financial Statements, including internally prepared balance sheet, income statement and statement of cash flows. Notwithstanding anything to the contrary contained herein, Interpool and the Consolidated Subsidiaries shall be permitted to deliver to the Agent and each Lender the unaudited quarterly Financial Statements to be included in Interpool's Form 10-Q for the fiscal quarters ended March 31, 2003 and June 30, 2003 no later than October 31, 2003.

           2.     Delivery of Financial Statements and Certain Reports Not Deemed an Event of Default. The delivery by Interpool and Consolidated Subsidiaries' to Agent and Lenders of (i) the audited Financial Statements and form 10-K for the fiscal year ended December 31, 2002 and the unaudited Financial Statements and form 10-Q for the fiscal quarters ended March 31, 2003 and June 30, 2003 no later than October 31, 2003 (collectively, the "Delayed Financial Statements"), (ii) each Borrower's Borrowing Base Certificates for the fiscal quarters ended December 31, 2002, March 31, 2003 and June 30, 2003 and (iii) Interpool and its Consolidated Subsidiaries' accounts receivable reports for the fiscal quarters ended December 31, 2002, March 31, 2003 and June 30, 2003, after the originally scheduled due dates, but no later than October 31, 2003, shall not be deemed to constitute an Event of Default or Unmatured Event of Default, unless:

                a.     after delivery of the Delayed Financial Statements, Interpool fails to certify, or inaccurately certifies, that, without qualification, there is no material adverse change in the Delayed Financial Statements from any draft of Interpool's unaudited quarterly Financial Statements previously delivered to Agent and Lenders, other than as a direct result of the Restatement; or

                b.     after review of Interpool's Delayed Financial Statements and such reports (as described above), Agent and Lenders determine that an Event of Default or Unmatured Event of Default has occurred and, is continuing pursuant to § § 8.1(c) or 8.1(f) or any other provision of the Loan Agreement.

           3.     Performance Pricing. Notwithstanding anything to the contrary contained herein or in the Loan Agreement, the Funded Debt to Tangible Net Worth Ratio shall be deemed to be greater than 3:50:1 for the purpose of determining the pricing for the LIBOR Base Rate Option, the Base Rate Option and the Commitment Fee until such time as Borrowers have complied with all of the reporting requirements and covenants described herein and in the Loan Agreement (including delivery of the Delayed Financial Statements), and so long as no Event of Default or Unmatured Event of Default has occurred and is continuing under the Loan Documents.

           4.     Amendment Fees. In consideration for the accommodations and amendments made herein, Borrowers shall pay to each Lender approving this Eighth Amendment on or before July 31, 2003 an "Amendment Fee" equal to five basis points of such approving Lender's Pro Rata Share under the Credit Facility.

           5.     Representations and Warranties. Borrowers represents and warrants to Lenders:

                a.     By execution of this Eighth Amendment, Borrowers reconfirm all warranties and representations made to Lenders under the Loan Agreement and Loan Documents and restates such warranties and representations as of the date hereof all of which shall be deemed continuing until all of the Obligations from Lenders are paid and satisfied in full.

                b.     The execution and delivery by Borrowers of this Eighth Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action, and (iii) except for the Restatement and the delayed filing, are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.

                c.     Each document and agreement executed and delivered in connection herewith will be valid, binding and enforceable in accordance with their respective terms.

                d.     After giving effect to this Eighth Amendment and the execution of similar waivers and amendments by the Borrowers' other lenders or debt-holders, no Default or Event of Default is outstanding.

           6.     No Waiver. Except as otherwise provided herein, this Eighth Amendment and any assignment or other instrument does not and shall not be deemed to constitute a waiver by Agent or Lenders of any Event of Default under the Loan Documents, including without limitation, the Notes, or the Loan Agreement, of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate Agent, or Lenders to agree to any further modifications of the terms of any of the Loan Documents or constitute a waiver of any other rights or remedies of Agent or Lenders.

           7.     Collateral. Borrowers covenant, confirm and agree that as security for the repayment of the Obligations, and any extensions, renewals, replacements, restructurings, or modifications thereof, Lenders have, and shall continue to have, a continuing first perfected lien on and security interest in all of the Collateral. Borrowers acknowledge and agree that nothing herein contained in any way impairs Lenders' rights or priority in such security.

           8.     Effectiveness Conditions. This Eighth Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Lenders, Agent and Agent's counsel) (the "Effective Date"):

                a.     Execution and delivery by Borrowers to Lenders of this Eighth Amendment;

                b.     Delivery of a current Borrowing Base Certificate after giving effect to the reduced Advanced Rates contemplated herein;

                c.     Evidence of waivers of any defaults or unmatured event of defaults under any other credit facility or financing arrangement between Borrowers and any their creditors and/or lenders; and

                d.     Payment by Borrowers of all fees, costs and expenses incurred by Lenders, including, but not limited to an Amendment Fee in connection with this Eighth Amendment.

           9.     Ratification of Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect.

           10.     Governing Law. This Eighth Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

           11.     Integration. Except as expressly provided herein, all terms and conditions of the Loan Documents remain in full force and effect, unless such terms or conditions are no longer applicable by their terms. To the extent the provisions of this Eighth Amendment are expressly inconsistent with the provisions of the Loan Documents, the provisions of this Eighth Amendment shall control.

                12.     Counterparts and Facsimile. This Eighth Amendment may be executed in any number. of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signatures by facsimile shall bind the parties hereto.

           IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be executed and delivered as of the day and year first above written.

BORROWERS:	INTERPOOL, INC.

By:_____________________________________________

INTERPOOL LIMITED

By:_____________________________________________

TRAC LEASE, INC.

By:_____________________________________________

INTERPOOL FINANCE CORP.

By:_____________________________________________

LENDERS:	PNC BANK, NATIONAL ASSOCIATION, as Agent, Syndication Agent and Lender

By:_____________________________________________

FLEET NATIONAL BANK, as Documentation Agent and Lender

By:_____________________________________________

WACHOVIA BANK, National Association, as Lender

By:_____________________________________________

JPMORGAN CHASE BANK, as Lender

By:_____________________________________________

CREDIT LYONNAIS AMERICAS, as Lender

By:_____________________________________________

UNION BANK OF CALIFORNIA, N.A., as Lender

By:_____________________________________________

LASALLE BANK NATIONAL ASSOCIATION, as Lender

By:_____________________________________________

NATIONAL CITY BANK, as Lender

By:_____________________________________________

HSH NORDBANK AG, NEW YORK BRANCH, as Lender

By:_____________________________________________